SUPPLEMENT DATED OCTOBER 8, 2008 TO THE

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2008

RELATING TO THE CASH MANAGEMENT FUND

On October 6, 2008, the Board of Trustees of the First Investors Funds approved the participation of the First Investors Cash Management Fund (“Fund”) in the U.S. Department of the Treasury’s (“U.S. Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). On October 7, 2008, the Fund submitted its application and fee to the U.S. Treasury to participate in the Program. The Fund’s participation in the Program is not certain until the U.S. Treasury accepts its participation, which may take up to 14 days.

The Program is designed to protect shareholders of the Fund as of September 19, 2008, against the risk of loss in the event that the Fund cannot maintain a $1.00 net asset value (“triggering event”). Recovery under the Program would require the Fund to liquidate if the Fund’s net asset value per share falls below $0.995 and has not been cured. The coverage is limited to the amount of shares held as of September 19, 2008. If shares are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered. The Program does not provide any coverage for any increase in the number of shares held in an account after September 19, 2008 or for new shareholders who open accounts in the Fund after September 19, 2008, by direct purchase, exchange, or other means.

The Program is due to expire on December 18, 2008, unless the U.S. Treasury decides to extend it beyond its initial three-month term. If the Program is extended, the Fund will consider whether to continue to participate and, if so, the Fund will be required to pay additional fees. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

The fee paid to the U.S. Treasury to participate in the Program is 0.01% of the net asset value of the Fund as of September 19, 2008 for the initial three-month period. The fee will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

Additional information about the Program is available at www.treas.gov or www.sec.gov.

IEP1008

SUPPLEMENT DATED OCTOBER 8, 2008 TO THE

FIRST INVESTORS CASH MANAGEMENT FUND PROSPECTUS
DATED JANUARY 31, 2008

On October 6, 2008, the Board of Trustees of the First Investors Funds approved the participation of the First Investors Cash Management Fund (“Fund”) in the U.S. Department of the Treasury’s (“U.S. Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). On October 7, 2008, the Fund submitted its application and fee to the U.S. Treasury to participate in the Program. The Fund’s participation in the Program is not certain until the U.S. Treasury accepts its participation, which may take up to 14 days.

The Program is designed to protect shareholders of the Fund as of September 19, 2008, against the risk of loss in the event that the Fund cannot maintain a $1.00 net asset value (“triggering event”). Recovery under the Program would require the Fund to liquidate if the Fund’s net asset value per share falls below $0.995 and has not been cured. The coverage is limited to the amount of shares held as of September 19, 2008. If shares are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered. The Program does not provide any coverage for any increase in the number of shares held in an account after September 19, 2008 or for new shareholders who open accounts in the Fund after September 19, 2008, by direct purchase, exchange, or other means.

The Program is due to expire on December 18, 2008, unless the U.S. Treasury decides to extend it beyond its initial three-month term. If the Program is extended, the Fund will consider whether to continue to participate and, if so, the Fund will be required to pay additional fees. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

The fee paid to the U.S. Treasury to participate in the Program is 0.01% of the net asset value of the Fund as of September 19, 2008 for the initial three-month period. The fee will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

Additional information about the Program is available at www.treas.gov or www.sec.gov.

CM1008